UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2005

CyberOptics Corporation

(Exact name of registrant as specified in its charter)

Minnesota	(0-16577)	41-1472057

(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)
5900 Golden Hills Drive Minneapolis, Minnesota		55416

(Address of principal executive offices)		(Zip Code)
(763) 542-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

On April 26, 2005, CyberOptics Corporation published a press release providing information regarding its results of operations and financial condition for the quarter ended March 31, 2005.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal officers

Scott Larson, the Chief Financial Officer of CyberOptics, announced to CyberOptics’ employees on April 25, 2006 that he intends to resign and pursue other interests. Mr. Larson indicated that he will continue to fulfill the position and his duties as Chief Financial Officer until a suitable replacement is located and to provide assistance to the new Chief Financial Officer with the transition of duties.

Item 9.01.   Financial Statements and Exhibits

Exhibit 99 Press Release Dated April 26, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBEROPTICS CORPORATION
By:	/s/ KATHLEEN P. IVERSON

Kathleen P. Iverson, Chief Executive Officer

Dated: April 26, 2005